ANNUAL REPORT

AUGUST 31, 1998

TEMPLETON GLOBAL REAL ESTATE FUND

[PHOTO]

[LOGO] FRANKLIN TEMPLETON

PAGE


[FRANKLIN TEMPLETON 50-YEAR LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.





[PHOTO OF JEFFREY A. EVERETT]
JEFFREY A. EVERETT, CFA
Portfolio Manager
Templeton Global Real Estate Fund

PAGE

SHAREHOLDER LETTER

Your Fund's Objective: Templeton Global Real Estate Fund seeks long-term capital growth, with current income as a secondary objective, by investing primarily in securities of issuers throughout the world which are principally engaged in or related to the real estate industry or which own significant real estate assets.


Dear Shareholder:

This annual report for Templeton Global Real Estate Fund covers the fiscal year ended August 31, 1998. During this period, global equity markets experienced extreme volatility, and many stocks dropped appreciably in value. Real estate stocks were no exception, and Templeton Global Real Estate Fund-Class I produced a one-year cumulative total return of -19.94%, as discussed in the Performance Summary on page 6.

The universe of real estate stocks has continued to grow and develop as an asset class, yielding an increasing number of opportunities for the Fund. Over the past eight years, we have witnessed the equity market capitalization of U.S. Real Estate Investment Trusts increase from about $9 billion to over $134 billion.(1) The European listed real estate market has also


1. Source: National Association of Real Estate Investment Trusts.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 16 of this report.


CONTENTS

Shareholder Letter ............   1

Performance Summaries
   Class I ....................   6
   Class II ...................  10

Financial Highlights &
Statement of Investments ......  14

Financial Statements ..........  20

Notes to Financial
Statements ....................  23

Independent Auditor's Report ..  27

Tax Designation ...............  28


[PYRAMID GRAPH]

PAGE

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/98

UNITED STATES       50.0%
EUROPE              18.9%
ASIA                12.3%
CANADA               6.4%
LATIN AMERICA        4.1%
OTHER                3.8%
SHORT-TERM
INVESTMENTS &
OTHER NET ASSETS     4.5%


grown. Although as of August 31, 1998, the publicly traded European real estate market makes up only 3% of the total estimated European real estate market, this percentage could double by 2002. However, such rapid growth and increasing liquidity does not come without dislocations, which can cause wide swings in market performance.

In contrast to the past several years, when a strong U.S. real estate market helped make the performance of many real estate investment trusts (REITs)(2) resemble that of "growth" stocks, prices of the Fund's U.S. REITs generally declined during the period under review. However, we believe that the industry has begun a period of consolidation, during which time a few companies will establish themselves as leaders. Although we did not purchase additional REITs during this reporting period, we maintained our positions in several, including Crescent Real Estate Equities Company. Management of the firm has purchased property allowing it significant leeway in establishing rent levels. It also has established a dominant position in the market, and, in our opinion, could deliver value as an industry consolidator. We also continued to hold stock in regional companies, such as Summit Properties Inc. and Highwood Properties Inc., which we believe have the potential to command premium stock prices during this consolidation phase.

As the U.S. market matured, the European real estate market entered a period of expansive growth. Historically, there have been few publicly traded European real estate companies, and their stocks have typically had limited liquidity. In our opinion, however, this situation




2. A REIT is a company that owns and manages large real estate investments, providing investors with potential benefits from owning real estate on a scale that most individuals could not achieve.


2

PAGE

should change as large financial and industrial institutions realize the benefits of more liquid real estate holdings and spin off their real estate assets into separate, publicly traded companies. We also believe rental income may grow as a result of increased demand for office space from companies requiring a presence in cities across the continent. Furthermore, unprecedented low interest rates necessary for admission to the European Monetary Union should provide many European real estate companies access to inexpensive capital for growth and expansion.

In our opinion, the general price declines in European real estate stocks during the reporting period reflected a lack of understanding by investors that this asset class can provide strong defensive characteristics for a portfolio. We therefore maintained existing holdings such as Union du Credit Bail Immobilier Unibail, which owns premier office properties in Paris. We also attempted to identify undervalued companies that could benefit from imminent economic changes in Europe, and added positions to the Fund in companies with assets in the central business districts of several major European cities. One such purchase was Prima Inmobiliaria SA, which owns and acquires office and industrial buildings in Madrid and Barcelona. As of August 31, 1998, our European holdings comprised 18.9% of total net assets, up from 13.6% one year earlier.

An extremely difficult macroeconomic environment in Asia during the reporting period caused property prices there to decline dramatically. In Hong Kong, prices of real estate and real estate stocks plunged, as


TOP 10 HOLDINGS
8/31/98

COMPANY                           % OF TOTAL
INDUSTRY, COUNTRY                 NET ASSETS
--------------------------------------------
Revenue Property Ltd.
Real Estate, Canada                     4.9%

Equity Residential Properties
Real Estate, U.S.                       4.6%

Rouse Co.
Real Estate, U.S.                       4.3%

CBL & Associates Properties Inc.
Real Estate, U.S.                       3.8%

LTC Properties Inc.
Real Estate, U.S.                       3.6%

General Growth Properties
Real Estate, U.S.                       3.6%

Weeks Corp.
Real Estate, U.S.                       3.6%

Highwood Properties Inc., REIT,
Real Estate, U.S.                       3.1%

Union du Credit Bail
Immobilier Unibail
Real Estate, France                     3.0%

Crescent Real Estate
Equities Co.
Real Estate, U.S.                       2.5%


                                                                               3

PAGE

developers who had been enjoying huge profit margins saw demand for their properties shrink. Adding to the pressure on Hong Kong property stocks was the fact that these stocks comprise a significant portion of Hong Kong's Hang Seng Index, (3) and many investors purchase them as proxies for the entire market rather than for their value as real estate stocks. This can cause their prices to decline due to technical factors affecting the broader Hong Kong market rather than as a result of stock-specific fundamentals. Of course, we focus on stock-specific fundamentals and shall seek, as always, to acquire stock in companies we believe have strong balance sheets and management for a fraction of what we consider to be their potential value. Even under our worst-case scenario, we believe companies such as Cheung Kong Holdings Ltd. and New World Development Co. Ltd. should weather this period and may eventually outperform other stocks.

Looking forward, we're confident about the future of real estate stocks. The road may not always be smooth, but, in our opinion, many of today's undervalued stocks have the potential to create value over the long term.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.



3. An index is an unmanaged group of securities that is used to measure market performance. One cannot invest directly in an index.


4

PAGE

Also, there are special risks involved with global investing related to market, currency, economic, social, political and other factors. Emerging markets involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. Since the Fund concentrates on the real estate industry, its share price may experience greater volatility than those of more broadly diversified investments. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased 785% in the last 15 years, but has suffered six declines of more than 20% during that time. (4) The special risks associated with these types of investments, as well as other considerations, are discussed in the Fund's prospectus.

We thank you for your participation in Templeton Global Real Estate Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments you may have.

Sincerely,




/s/JEFFREY A. EVERETT

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton Global Real Estate Fund, Inc.



4. Source: Bloomberg. Based on quarterly percentage price change over 15 years ended June 30, 1998. Market returns are measured in Hong Kong dollars.


                                                                               5

PAGE

PERFORMANCE SUMMARY


CLASS I

Templeton Global Real Estate Fund - Class I produced a cumulative total return of -19.94% for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 9, the Fund's Class I shares delivered a cumulative total return of slightly more than 65% since inception on September 12, 1989.

The Fund's share price, as measured by net asset value, decreased $3.63, from $16.33 on August 31, 1997, to $12.70 on August 31, 1998. During the reporting period, shareholders received per-share distributions of 33 cents ($0.33) in income dividends and 13 cents ($0.13) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 8 compares the performance of the Fund's Class I shares since their inception and the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index, which includes approximately 1,500



Past performance is not predictive of future results.


6

PAGE

companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. It also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no initial sales charge or management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



Past performance is not predictive of future results.


                                                                               7

PAGE

CLASS I
Total Return Index Comparison
$10,000 Investment (9/12/89 - 8/31/98)

[LINE GRAPH]


The following line graph compares the performance of Templeton Global Real Estate Fund's Class I shares to that of the Morgan Stanley Capital International World Index and to the Consumer Price Index, based on a $10,000 investment from 9/12/89 to 8/31/98.


                                         MSCI
                Templeton Global Real    World
               Estate Fund - Class I*     Index      CPI

       9/12/89         $9,425          $10,000    $10,000
        Sep-89         $9,425          $10,418    $10,019
        Oct-89         $9,369          $10,072    $10,068
        Nov-89         $9,369          $10,476    $10,091
        Dec-89         $9,435          $10,814    $10,106
        Jan-90         $9,102          $10,311    $10,210
        Feb-90         $9,093           $9,870    $10,258
        Mar-90         $9,150           $9,276    $10,315
        Apr-90         $8,827           $9,144    $10,331
        May-90         $9,368          $10,109    $10,355
        Jun-90         $9,549          $10,038    $10,411
        Jul-90         $9,596          $10,131    $10,451
        Aug-90         $8,437           $9,185    $10,547
        Sep-90         $7,800           $8,218    $10,635
        Oct-90         $7,767           $8,987    $10,699
        Nov-90         $7,905           $8,841    $10,723
        Dec-90         $8,200           $9,028    $10,723
        Jan-91         $8,984           $9,360    $10,787
        Feb-91         $9,567          $10,228    $10,803
        Mar-91        $10,009           $9,928    $10,819
        Apr-91        $10,281          $10,007    $10,835
        May-91        $10,381          $10,236    $10,866
        Jun-91        $10,029           $9,605    $10,899
        Jul-91        $10,230          $10,061    $10,915
        Aug-91        $10,110          $10,030    $10,947
        Sep-91        $10,311          $10,295    $10,996
        Oct-91        $10,139          $10,464    $11,011
        Nov-91        $10,003          $10,010    $11,043
        Dec-91        $11,022          $10,740    $11,052
        Jan-92        $11,423          $10,543    $11,068
        Feb-92        $11,296          $10,363    $11,108
        Mar-92        $11,127           $9,877    $11,164
        Apr-92        $11,264          $10,016    $11,180
        May-92        $11,634          $10,416    $11,195
        Jun-92        $11,433          $10,069    $11,236
        Jul-92        $11,264          $10,096    $11,260
        Aug-92        $10,969          $10,344    $11,292
        Sep-92        $11,085          $10,251    $11,323
        Oct-92        $11,197           $9,975    $11,364
        Nov-92        $11,143          $10,156    $11,379
        Dec-92        $11,479          $10,240    $11,372
        Jan-93        $11,905          $10,276    $11,428
        Feb-93        $12,352          $10,521    $11,468
        Mar-93        $13,029          $11,133    $11,509
        Apr-93        $13,149          $11,651    $11,540
        May-93        $13,302          $11,922    $11,556
        Jun-93        $13,193          $11,823    $11,572
        Jul-93        $13,313          $12,069    $11,572
        Aug-93        $13,825          $12,624    $11,604
        Sep-93        $14,033          $12,393    $11,628
        Oct-93        $14,437          $12,736    $11,677
        Nov-93        $14,448          $12,018    $11,685
        Dec-93        $15,265          $12,608    $11,684
        Jan-94        $15,842          $13,442    $11,717
        Feb-94        $15,708          $13,270    $11,757
        Mar-94        $14,943          $12,700    $11,798
        Apr-94        $14,921          $13,095    $11,813
        May-94        $15,010          $13,131    $11,821
        Jun-94        $14,410          $13,097    $11,861
        Jul-94        $14,921          $13,348    $11,892
        Aug-94        $15,154          $13,752    $11,941
        Sep-94        $14,965          $13,393    $11,973
        Oct-94        $14,666          $13,776    $11,982
        Nov-94        $14,152          $13,182    $11,997
        Dec-94        $14,090          $13,312    $11,997
        Jan-95        $13,639          $13,115    $12,045
        Feb-95        $13,808          $13,308    $12,093
        Mar-95        $13,706          $13,952    $12,133
        Apr-95        $13,819          $14,441    $12,173
        May-95        $14,473          $14,567    $12,197
        Jun-95        $14,586          $14,566    $12,221
        Jul-95        $14,902          $15,298    $12,221
        Aug-95        $14,891          $14,959    $12,254
        Sep-95        $15,094          $15,398    $12,277
        Oct-95        $14,673          $15,159    $12,317
        Nov-95        $14,685          $15,688    $12,308
        Dec-95        $14,936          $16,150    $12,300
        Jan-96        $15,365          $16,444    $12,373
        Feb-96        $15,435          $16,547    $12,413
        Mar-96        $15,331          $16,826    $12,477
        Apr-96        $15,551          $17,224    $12,525
        May-96        $15,830          $17,242    $12,549
        Jun-96        $15,784          $17,333    $12,557
        Jul-96        $15,400          $16,724    $12,581
        Aug-96        $16,004          $16,919    $12,605
        Sep-96        $16,376          $17,585    $12,645
        Oct-96        $16,658          $17,710    $12,685
        Nov-96        $17,178          $18,706    $12,709
        Dec-96        $17,992          $18,410    $12,709
        Jan-97        $18,327          $18,634    $12,749
        Feb-97        $18,315          $18,852    $12,787
        Mar-97        $18,123          $18,483    $12,819
        Apr-97        $17,729          $19,090    $12,834
        May-97        $18,662          $20,272    $12,826
        Jun-97        $19,080          $21,285    $12,842
        Jul-97        $19,906          $22,269    $12,857
        Aug-97        $19,535          $20,783    $12,882
        Sep-97        $20,540          $21,915    $12,914
        Oct-97        $18,651          $20,765    $12,946
        Nov-97        $18,784          $21,136    $12,938
        Dec-97        $18,940          $21,397    $12,923
        Jan-98        $18,768          $21,997    $12,946
        Feb-98        $19,654          $23,488    $12,972
        Mar-98        $20,073          $24,483    $12,998
        Apr-98        $19,703          $24,726    $13,021
        May-98        $19,014          $24,420    $13,045
        Jun-98        $18,300          $25,003    $13,060
        Jul-98        $17,536          $24,966    $13,076
        Aug-98        $15,640          $21,641    $13,092


THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S CLASS I SHARES. THE FUND OFFERS ANOTHER SHARE CLASS SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT ITS PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the period shown and have been restated to include the current, maximum 5.75% initial sales charge, assuming reinvestment of distributions at net asset value. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge; thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past performance is not predictive of future results.

**Source: Morgan Stanley Capital International. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Source: Bureau of Labor Statistics (8/31/98).


Past performance is not predictive of future results.


8

PAGE

CLASS I
Periods ended 8/31/98

                                                                         SINCE
                                                                       INCEPTION
                                                    1-YEAR    5-YEAR   (9/12/89)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         -19.94%    13.20%     65.94%
Average Annual Total Return(2)                     -24.56%     1.29%      5.11%
Value of $10,000 Investment(3)                     $7,544   $10,669    $15,640

                                8/31/94   8/31/95   8/31/96   8/31/97   8/31/98
--------------------------------------------------------------------------------
One-Year Total Return(4)         9.69%     -1.74%    7.48%    22.06%    -19.94%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to include the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher sales charge; thus, actual total returns would have been lower.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and have been restated to include the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher sales charge; thus, actual total returns would have been lower.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge.

On January 1, 1993, the Fund's Class I shares implemented a Rule 12b-1 plan, which affects subsequent performance. All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


                                                                               9

PAGE

CLASS II

Templeton Global Real Estate Fund - Class II produced a cumulative total return of -20.61% for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The Fund's share price, as measured by net asset value, decreased $3.61, from $16.16 on August 31, 1997, to $12.55 on August 31, 1998. During the reporting period, shareholders received per-share distributions of 21.48 cents ($0.2148) in income dividends and 13 cents ($0.13) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


Past performance is not predictive of future results.


10

PAGE

The graph on the following page compares the performance of the Fund's Class II shares since inception and the unmanaged Morgan Stanley Capital International(R)
(MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. It also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


Past performance is not predictive of future results.


                                                                              11

PAGE

CLASS II
Total Return Index Comparison
$10,000 Investment (5/1/95 - 8/31/98)

[LINE GRAPH]

The following line graph compares the performance of Templeton Global Real Estate Fund's Class II shares to that of the Morgan Stanley Capital International World Index and to the Consumer Price Index, based on a $10,000 investment from 5/1/95 to 8/31/98.


                 Templeton Global
                Real Estate Fund -   MSCI World
                    Class  II*         Index        CPI

        5/1/95        $9,903          $10,000     $10,000
        May-95       $10,364          $10,088     $10,020
        Jun-95       $10,437          $10,086     $10,040
        Jul-95       $10,663          $10,593     $10,040
        Aug-95       $10,639          $10,359     $10,067
        Sep-95       $10,784          $10,663     $10,086
        Oct-95       $10,471          $10,497     $10,119
        Nov-95       $10,479          $10,863     $10,112
        Dec-95       $10,652          $11,183     $10,105
        Jan-96       $10,952          $11,387     $10,164
        Feb-96       $10,993          $11,458     $10,197
        Mar-96       $10,910          $11,651     $10,250
        Apr-96       $11,060          $11,927     $10,289
        May-96       $11,251          $11,940     $10,309
        Jun-96       $11,209          $12,002     $10,316
        Jul-96       $10,935          $11,581     $10,335
        Aug-96       $11,359          $11,716     $10,355
        Sep-96       $11,616          $12,177     $10,388
        Oct-96       $11,804          $12,264     $10,421
        Nov-96       $12,167          $12,953     $10,441
        Dec-96       $12,736          $12,748     $10,441
        Jan-97       $12,966          $12,904     $10,473
        Feb-97       $12,958          $13,054     $10,505
        Mar-97       $12,813          $12,799     $10,531
        Apr-97       $12,524          $13,219     $10,544
        May-97       $13,171          $14,038     $10,537
        Jun-97       $13,460          $14,739     $10,550
        Jul-97       $14,031          $15,421     $10,563
        Aug-97       $13,758          $14,392     $10,583
        Sep-97       $14,456          $15,175     $10,609
        Oct-97       $13,120          $14,379     $10,636
        Nov-97       $13,197          $14,636     $10,629
        Dec-97       $13,290          $14,816     $10,617
        Jan-98       $13,168          $15,232     $10,636
        Feb-98       $13,777          $16,265     $10,657
        Mar-98       $14,064          $16,954     $10,678
        Apr-98       $13,803          $17,122     $10,697
        May-98       $13,298          $16,910     $10,717
        Jun-98       $12,794          $17,314     $10,730
        Jul-98       $12,254          $17,288     $10,742
        Aug-98       $10,922          $14,985     $10,755




THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S CLASS II SHARES. THE FUND OFFERS ANOTHER SHARE CLASS SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT ITS PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the periods shown and include all sales charges, assuming reinvestment of distributions at net asset value. Past performance is not predictive of future results.

**Source: Morgan Stanley Capital International. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Source: Bureau of Labor Statistics (8/31/98).


Past performance is not predictive of future results.


12

PAGE

CLASS II
Periods ended 8/31/98

                                                                        SINCE
                                                                      INCEPTION
                                                 1-YEAR     3-YEAR     (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       -20.61%      2.59%     10.29%
Average Annual Total Return(2)                   -22.18%      0.52%      2.68%
Value of $10,000 Investment(3)                   $7,782    $10,156    $10,922

                                                 8/31/96    8/31/97    8/31/98
--------------------------------------------------------------------------------
One-Year Total Return(4)                          6.69%      21.12%    -20.61%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include all sales charges.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include sales charges.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


                                                                              13

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Highlights

                                                                                       CLASS I
                                                               --------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                   1998        1997        1996        1995      1994
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................      $16.33      $13.78      $13.20      $13.66      $12.66
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................         .46         .39         .31         .39         .22
 Net realized and unrealized gains (losses)................       (3.63)       2.58         .64        (.64)       1.00
                                                               --------------------------------------------------------
Total from investment operations...........................       (3.17)       2.97         .95        (.25)       1.22
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.33)       (.42)       (.37)       (.21)       (.22)
 Net realized gains........................................        (.05)         --          --          --          --
 In excess of net realized gains...........................        (.08)         --          --          --          --
                                                               --------------------------------------------------------
Total distributions........................................        (.46)       (.42)       (.37)       (.21)       (.22)
                                                               --------------------------------------------------------
Net asset value, end of year...............................      $12.70      $16.33      $13.78      $13.20      $13.66
                                                               --------------------------------------------------------
                                                               --------------------------------------------------------
Total Return*..............................................    (19.94)%      22.06%       7.48%     (1.74)%       9.69%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................     $97,823    $151,777    $125,875    $130,149    $131,544
Ratios to average net assets:
 Expenses..................................................       1.45%       1.45%       1.51%       1.55%       1.58%
 Net investment income.....................................       2.70%       2.55%       2.73%       3.05%       1.97%
Portfolio turnover rate....................................      23.18%      24.03%      20.07%      38.69%      32.34%

*Total return does not reflect sales commissions.
 14

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Highlights (continued)

                                                                                   CLASS II
                                                                -----------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                                -----------------------------------------------
                                                                    1998         1997         1996       1995+
                                                                -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $16.16       $13.67       $13.17       $12.25
                                                                -----------------------------------------------
Income from investment operations:
 Net investment income......................................         .30          .31          .33          .03
 Net realized and unrealized gains (losses).................       (3.57)        2.52          .52          .89
                                                                -----------------------------------------------
Total from investment operations............................       (3.27)        2.83          .85          .92
                                                                -----------------------------------------------
Less distributions from:
 Net investment income......................................        (.21)        (.34)        (.35)          --
 Net realized gains.........................................        (.05)          --           --           --
 In excess of net realized gains............................        (.08)          --           --           --
                                                                -----------------------------------------------
Total distributions.........................................        (.34)        (.34)        (.35)          --
                                                                -----------------------------------------------
Net asset value, end of year................................      $12.55       $16.16       $13.67       $13.17
                                                                -----------------------------------------------
                                                                -----------------------------------------------
Total Return*...............................................    (20.61)%       21.12%        6.69%        7.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................      $6,869       $8,917       $5,275       $1,823
Ratios to average net assets:
 Expenses...................................................       2.20%        2.20%        2.26%        2.26%**
 Net investment income......................................       1.97%        1.74%        2.20%        1.71%**
Portfolio turnover rate.....................................      23.18%       24.03%       20.07%       38.69%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to August 31, 1995.
                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998

                                                                 COUNTRY         SHARES          VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS 89.1%
BANKING 2.7%
Bangkok Bank Public Co. Ltd., fgn. .........................     Thailand         291,000     $    204,881
Banque Nationale de Paris BNP...............................      France            9,936          679,044
Development Bank of Singapore Ltd., fgn. ...................    Singapore          43,000          148,902
HSBC Holdings Plc. .........................................    Hong Kong          79,916        1,696,457
National Australia Cap Sec Plc. ............................    Australia           3,400           92,225
*Shinhan Bank Co. Ltd. .....................................   South Korea          7,224           16,957
                                                                                              ------------
                                                                                                 2,838,466
                                                                                              ------------
BUILDING MATERIALS & COMPONENTS 1.8%
Suez Cement Co. ............................................      Egypt            88,000        1,369,147
Unione Cementi Marchino Emiliane (Unicem), di Risp..........      Italy           139,580          546,755
                                                                                              ------------
                                                                                                 1,915,902
                                                                                              ------------
CONSTRUCTION & HOUSING 2.2%
Daito Trust Construction Co. Ltd. ..........................      Japan           101,800          814,746
++*Sundance Homes Inc. .....................................  United States       640,600        1,281,200
Toda Corp. .................................................      Japan            70,000          243,431
                                                                                              ------------
                                                                                                 2,339,377
                                                                                              ------------
ENERGY SOURCES 1.0%
Societe Elf Aquitaine SA....................................      France           10,317        1,054,394
                                                                                              ------------
FINANCIAL SERVICES .6%
Housing Development Finance Corp. Ltd. .....................      India             6,100          367,370
Lend Lease Corp. Ltd. ......................................    Australia          16,000          302,605
*Security Capital Group, wts. ..............................  United States        13,795              296
                                                                                              ------------
                                                                                                   670,271
                                                                                              ------------
FOREST PRODUCTS & PAPER 1.2%
St. Joe Co. ................................................  United States        60,000        1,203,750
                                                                                              ------------
LEISURE & TOURISM 2.4%
Grand Hotel Holdings Ltd. ..................................    Hong Kong       2,469,000          382,336
Mandarin Oriental Intl. Ltd. ...............................    Singapore       1,501,000          705,470
Oriental Hotel (Thailand) Public Co. Ltd., fgn. ............     Thailand          76,200          378,272
Rank Group Plc..............................................  United Kingdom      224,500        1,067,633
                                                                                              ------------
                                                                                                 2,533,711
                                                                                              ------------
MERCHANDISING .7%
Li & Fung Ltd. .............................................    Hong Kong          70,000           82,202
Wessel & Vett AS, C.........................................     Denmark           12,000          645,299
                                                                                              ------------
                                                                                                   727,501
                                                                                              ------------

 16

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY         SHARES          VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
METALS & MINING 1.9%
Anglo American Platinum Corp. Ltd. .........................   South Africa         1,208     $     15,041
Boehler Uddeholm AG.........................................     Austria            9,500          453,342
Industrias Penoles SA.......................................      Mexico          391,100          937,589
RGC Ltd. ...................................................    Australia         447,522          551,883
                                                                                              ------------
                                                                                                 1,957,855
                                                                                              ------------
MISC MATERIALS & COMMODITIES .3%
De Beers/Centenary Linked Units, Reg. ......................   South Africa        27,600          333,764
                                                                                              ------------
MULTI-INDUSTRY 5.1%
Cheung Kong Holdings Ltd. ..................................    Hong Kong         618,000        2,392,505
First Pacific Co. ..........................................    Hong Kong       1,952,667          604,759
Hutchison Whampoa Ltd. .....................................    Hong Kong         210,000          910,546
*Metro Pacific Corp. MDI....................................   Philippines     21,431,777          318,051
Swire Pacific Ltd., B.......................................    Hong Kong             800              359
Wheelock and Company Ltd. ..................................    Hong Kong       2,086,000        1,096,945
                                                                                              ------------
                                                                                                 5,323,165
                                                                                              ------------
REAL ESTATE 62.4%
+American Health Properties Inc. ...........................  United States        64,300        1,430,675
Bail Investissement.........................................      France            8,700        1,193,858
+Boston Properties Inc. ....................................  United States        65,000        1,856,563
*Canlan Investment Corp. ...................................      Canada          293,000          299,716
+Carramerica Realty Corp. ..................................  United States        65,000        1,462,500
*Catellus Development Corp. ................................  United States        90,000        1,130,625
+CBL & Associates Properties Inc. ..........................  United States       160,000        3,980,000
+Charles E. Smith Residential Realty Inc. ..................  United States        80,000        2,380,000
China Resources Beijing Land Ltd. ..........................      China         2,000,000          281,319
China Resources Beijing Land Ltd., 144A.....................      China           480,300           67,559
+Crescent Real Estate Equities Co. .........................  United States       113,500        2,610,500
+Equity Residential Properties..............................  United States       100,000        3,993,750
+Federal Realty Investment Trust............................  United States        33,000          664,125
+General Growth Properties..................................  United States       104,000        3,750,500
+Highwood Properties Inc., REIT.............................  United States       127,800        3,250,913
Inversiones y Representacion SA.............................    Argentina         338,051          811,485
Inversiones y Representacion SA, GDR........................    Argentina             832           19,760
+LTC Properties Inc. .......................................  United States       226,000        3,771,375
+Nationwide Health Properties Inc. .........................  United States       122,000        2,493,375
New Asia Realty and Trust Co. Ltd., A.......................    Hong Kong         388,000          240,334
New World Development Co. Ltd. .............................    Hong Kong         761,109          820,118
+*Northstar Capital Investment Corp. .......................  United States        95,000        1,947,500
+Omega Healthcare Investors.................................  United States        57,183        1,636,863
*Prima Inmobiliaria SA......................................      Spain            95,500          637,028
+Prologis Trust.............................................  United States        93,808        1,876,160
Revenue Property Ltd. ......................................      Canada        3,294,739        5,160,701
Rouse Co. ..................................................  United States       156,300        4,493,625

                                                                              17

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY         SHARES          VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE (CONT.)
Ryoden Development Ltd. ....................................    Hong Kong       3,270,000     $    198,330
*Security Capital US Realty.................................    Luxembourg        232,000        2,343,200
+Summit Properties Inc., REIT...............................  United States        91,300        1,529,275
Taylor Woodrow Plc. ........................................  United Kingdom      315,802          727,118
Union du Credit Bail Immobilier Unibail.....................      France           26,850        3,184,746
+Weeks Corp. ...............................................  United States       135,000        3,729,375
Westfield Trust, units......................................    Australia         784,365        1,391,442
                                                                                              ------------
                                                                                                65,364,413
                                                                                              ------------
TELECOMMUNICATIONS .9%
+++Receipts of Telebras Stock...............................      Brazil        6,664,000          339,740
Telefonos de Mexico SA (Telmex), L, ADR.....................      Mexico           15,700          560,294
                                                                                              ------------
                                                                                                   900,034
                                                                                              ------------
TRANSPORTATION 3.0%
East Japan Railway Co. .....................................      Japan               180          863,092
Florida East Coast Industries Inc. .........................  United States        44,000        1,028,500
Peninsular & Oriental Steam Navigation Co. .................  United Kingdom      104,961        1,212,731
                                                                                              ------------
                                                                                                 3,104,323
                                                                                              ------------
UTILITIES ELECTRICAL & GAS 2.9%
National Grid Group Plc. ...................................  United Kingdom      199,070        1,439,215
National Power Plc. ........................................  United Kingdom      192,378        1,604,251
                                                                                              ------------
                                                                                                 3,043,466
                                                                                              ------------
TOTAL COMMON STOCKS (COST $94,530,882)......................                                    93,310,392
                                                                                              ------------
PREFERRED STOCKS 3.1%
Banco Itau SA, pfd. ........................................      Brazil        1,117,000          474,552
Baumax AG, pfd. ............................................     Austria           36,907          716,797
Cia Vale do Rio Doce, A, pfd. ..............................      Brazil           30,800          408,259
Cia Vale do Rio Doce, ADR, pfd. ............................      Brazil           31,200          413,561
+Equity Residential Properties Trust, G, cvt., pfd. ........  United States        40,000          860,000
Petrobras Distribuidora SA, pfd. ...........................      Brazil       37,183,700          363,022
                                                                                              ------------
TOTAL PREFERRED STOCKS (COST $5,347,947)....................                                     3,236,191
                                                                                              ------------
                                                                               PRINCIPAL
                                                                                AMOUNT**
                                                                                --------
BONDS 3.3%
Government of Italy, cvt., 5.00%, 6/28/01...................      Italy        $1,345,000        2,177,219
Revenue Property Ltd., cvt., 6.00%, 3/01/04.................      Canada        1,400,000        1,267,000
                                                                                              ------------
TOTAL BONDS (COST $2,750,722)...............................                                     3,444,219
                                                                                              ------------
SHORT TERM INVESTMENT (COST $222,904) .2%
U.S. Treasury Bill, 5.08%, 11/05/98.........................  United States       225,000          223,095
                                                                                              ------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST
  $102,852,455).............................................                                   100,213,897
                                                                                              ------------

 18

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                               PRINCIPAL
                                                                 COUNTRY        AMOUNT**         VALUE
----------------------------------------------------------------------------------------------------------
(a)REPURCHASE AGREEMENT 3.4%
Swiss Bank Corp., 5.75%, 9/01/98 (Maturity Value $3,541,566)
  (COST $3,541,000) Collateralized by U.S. Treasury Notes &
  Bonds.....................................................  United States    $3,541,000     $  3,541,000
                                                                                              ------------
TOTAL INVESTMENTS (COST $106,393,455) 99.1%.................                                   103,754,897
OTHER ASSETS, LESS LIABILITIES .9%..........................                                       937,306
                                                                                              ------------
TOTAL NET ASSETS 100.0%.....................................                                  $104,692,203
                                                                                              ------------
                                                                                              ------------

*Non-income producing.
**Securities traded in U.S. dollars.
(a)At August 31, 1998, all repurchase agreements held by the Fund had been entered into on that date.
+Real Estate Investment Trust (41.3% of total net assets).
++The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at August 31, 1998 were $1,281,200.
+++Receipts of Telebras stock represent a basket of twelve new holding companies to be received in conjunction with the "split-up" of Telecomunicacoes Brasileiras SA (Telebras).
                       See Notes to Financial Statements.
                                                                              19

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998

Assets:
 Investments in securities, at value (cost $102,852,455)....    $100,213,897
 Repurchase agreement, at value and cost....................       3,541,000
 Cash.......................................................           3,039
 Receivables:
  Investment securities sold................................       1,724,407
  Fund shares sold..........................................          70,866
  Dividends and interest....................................         469,600
                                                                ------------
      Total assets..........................................     106,022,809
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................         538,943
  Fund shares redeemed......................................         584,821
  To affiliates.............................................         137,461
 Accrued liabilities........................................          69,381
                                                                ------------
      Total liabilities.....................................       1,330,606
                                                                ------------
Net assets, at value........................................    $104,692,203
                                                                ------------
                                                                ------------
Net assets consist of:
 Undistributed net investment income........................    $  2,668,960
 Net unrealized depreciation................................      (2,638,558)
 Distributions in excess of net realized gain...............        (747,857)
 Beneficial shares..........................................     105,409,658
                                                                ------------
Net assets, at value........................................    $104,692,203
                                                                ------------
                                                                ------------
CLASS I:
 Net asset value per share ($97,823,354 / 7,702,649 shares
   outstanding).............................................          $12.70
                                                                ------------
                                                                ------------
 Maximum offering price per share ($12.70 / 94.25%).........          $13.47
                                                                ------------
                                                                ------------
CLASS II:
 Net asset value per share ($6,868,849 / 547,442 shares
   outstanding)*............................................          $12.55
                                                                ------------
                                                                ------------
 Maximum offering price per share ($12.55 / 99.00%).........          $12.68
                                                                ------------
                                                                ------------

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 20

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1998

Investment Income:
 (net of foreign taxes of $219,756)
 Dividends..................................................    $5,518,960
 Interest...................................................       431,441
                                                                ----------
      Total investment income...............................                     $  5,950,401
Expenses:
 Management fees (Note 3)...................................     1,075,695
 Administrative fees (Note 3)...............................       215,139
 Distribution fees (Note 3)
  Class I...................................................       337,939
  Class II..................................................        82,956
 Transfer agent fees (Note 3)...............................       199,773
 Custodian fees.............................................        28,547
 Reports to shareholders....................................       104,200
 Registration and filing fees...............................        39,000
 Professional fees..........................................        46,187
 Trustees' fees and expenses................................        14,000
 Other......................................................         1,598
                                                                ----------
      Total expenses........................................                        2,145,034
                                                                                 ------------
            Net investment income...........................                        3,805,367
                                                                                 ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     1,456,549
  Foreign currency transactions.............................      (105,191)
                                                                ----------
      Net realized gain.....................................                        1,351,358
      Net unrealized depreciation on investments............                      (32,063,545)
                                                                                 ------------
Net realized and unrealized loss............................                      (30,712,187)
                                                                                 ------------
Net decrease in net assets resulting from operations........                     $(26,906,820)
                                                                                 ------------
                                                                                 ------------

                       See Notes to Financial Statements.
                                                                              21

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1998 AND 1997

                                                                    1998               1997
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  3,805,367       $  3,760,069
  Net realized gain from investments and foreign currency
    transactions............................................       1,351,358          6,263,665
  Net unrealized appreciation (depreciation) on
   investments..............................................     (32,063,545)        19,072,168
                                                                -------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (26,906,820)        29,095,902
 Distributions to shareholders from:
  Net investment income:
   Class I..................................................      (3,003,171)        (3,880,651)
   Class II.................................................        (118,402)          (148,294)
  Net realized gains:
   Class I..................................................        (466,731)                --
   Class II.................................................         (28,174)                --
  In excess of net realized gains:
   Class I..................................................        (705,284)                --
   Class II.................................................         (42,573)                --
 Capital share transactions (Note 2):
   Class I..................................................     (24,576,319)         2,081,128
   Class II.................................................        (154,617)         2,396,525
                                                                -------------------------------
    Net increase (decrease) in net assets...................     (56,002,091)        29,544,610
Net assets:
 Beginning of year..........................................     160,694,294        131,149,684
                                                                -------------------------------
 End of year................................................    $104,692,203       $160,694,294
                                                                -------------------------------
                                                                -------------------------------
Undistributed net investment income included in net assets
 End of year................................................    $  2,668,960       $  2,058,847
                                                                -------------------------------
                                                                -------------------------------

                       See Notes to Financial Statements.
 22

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Real Estate Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth, with current income as a secondary objective, by investing primarily in securities of issuers throughout the world which are principally engaged in or related to the real estate industry or which own significant real estate assets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

                                                                              23

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class I and Class II shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class of shares and the exchange privilege of each class.

At August 31, 1998, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 YEAR ENDED AUGUST 31,
                                                             -------------------------------------------------------------
                                                                        1998                               1997
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                             -------------------------------------------------------------
CLASS I SHARES:
Shares sold................................................     989,236    $ 15,410,679          2,014,081    $ 30,445,208
Shares issued on reinvestment of distributions.............     239,459       3,769,262            232,731       3,281,785
Shares redeemed............................................  (2,822,831)    (43,756,260)        (2,082,833)    (31,645,865)
                                                             -------------------------------------------------------------
Net increase (decrease)....................................  (1,594,136)   $(24,576,319)           163,979    $  2,081,128
                                                             -------------------------------------------------------------
                                                             -------------------------------------------------------------

 24

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (continued)

2. BENEFICIAL SHARES (CONT.)

                                                                               YEAR ENDED AUGUST 31,
                                                              -------------------------------------------------------
                                                                       1998                            1997
                                                              -------------------------------------------------------
                                                               SHARES       AMOUNT             SHARES       AMOUNT
                                                              -------------------------------------------------------
CLASS II SHARES:
Shares sold.................................................   202,765    $ 3,004,691          301,806    $ 4,542,020
Shares issued on reinvestment of distributions..............    10,557        164,676            9,139        128,318
Shares redeemed.............................................  (217,790)    (3,323,984)        (144,901)    (2,273,813)
                                                              -------------------------------------------------------
Net increase (decrease).....................................    (4,468)   $  (154,617)         166,044    $ 2,396,525
                                                              -------------------------------------------------------
                                                              -------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investors Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TGAL of 0.75% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Under the Class I distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1998, unreimbursed costs were $89,940. Distributors received net commissions from sales of Fund shares, and received contingent deferred sales charges for the period of $53,103 and $6,227, respectively.

Legal fees of $13,549 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At August 31, 1998, the Fund has deferred capital losses and deferred foreign currency losses occurring subsequent to October 31, 1997 of $516,346 and $108,756, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 1999.

                                                                              25

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)
At August 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $103,039,496 was as follows:

Unrealized appreciation.....................................  $ 16,269,867
Unrealized depreciation.....................................   (19,095,466)
                                                              ------------
Net unrealized depreciation.................................  $ (2,825,599)
                                                              ------------
                                                              ------------

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1998 aggregated $31,753,431 and $50,021,877, respectively.

 26

PAGE



TEMPLETON GLOBAL REAL ESTATE FUND
Independent Auditor's Report

THE BOARD OF TRUSTEES AND SHAREHOLDERS
TEMPLETON GLOBAL REAL ESTATE FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Real Estate Fund as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Global Real Estate Fund as of August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           [McGladrey & Pullen, LLP]

New York, New York
September 29, 1998

                                                                              27

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amount as a capital gain dividend for the fiscal year ended August 31, 1998:

20% Rate Gain...............................................    $1,287,920
                                                                ----------

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 11.66% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 1998.

 28

PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           09/98

PAGE


PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585
1-800/DIAL BEN(R)
www.franklin-templeton.com

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current prospectus of Templeton Global Real Estate Fund, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

410 A98 10/98                                   [LOGO] Printed on recycled paper